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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 23, 1997


                                POLK AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)



                 MARYLAND                                           000-14729                         52-0954180
(State or Other Jurisdiction of Incorporation)           (Commission File Number)        (IRS Employer Identification No.)




            5601 METRO DRIVE, BALTIMORE, MARYLAND            21215
           (Address of Principal Executive Offices)        (Zip Code)



      Registrant's telephone number, including area code (410) 358-3600
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Item 5.  Other Events

         On December 23, 1997, Polk Audio, Inc. (the "Company") announced it has entered into an agreement with Circuit City Stores, Inc. to sell a complete assortment of Polk Audio home and car loudspeaker systems.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(C)  Exhibits.   The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

         (1) Polk Audio, Inc. Press Release dated December 23, 1997.






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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Polk Audio, Inc.

                                      By:  /s/  George M. Klopfer
                                      --------------------------------
                                      George M. Klopfer
                                      Chief Executive Officer

Date:  December 29, 1997